MARKETABLE SECURITIES (Schedule of amortized cost and fair value of available-for-sale marketable securities) (Details) - USD ($) $ in Thousands	Dec. 31, 2017	Dec. 31, 2016
Amortized cost
Due within one year	$ 34,082	$ 15,269
Due between one and four years	27,550	20,588
Amortized cost	61,632	35,857
Fair value
Due within one year	34,025	15,246
Due between one and four years	27,407	20,443
Amortized cost	$ 61,432	$ 35,689